                       UNAUDITED PRO FORMA FINANCIAL DATA

    The following unaudited pro forma consolidated financial information of the Registrant is based on the historical consolidated financial statements of the Registrant and has been prepared to illustrate the effects of the offering of the Preferred Stock (the "Offering") and the acquisition by the Registrant from S.D. Warren Company (the "Seller") of the Seller's pressure sensitive label stock business (the "Pressure Sensitive Business") located in Westbrook, Maine (the "Acquisition") as though both had occurred as of the beginning of each period presented for the pro forma statements of operations and as if they had occurred on September 30, 1997 for the pro forma balance sheet.

    The pro forma adjustments include, in the opinion of management, all adjustments necessary to give pro forma effect to the Offering and the Acquisition as though such transactions had occurred as of the beginning of each period presented for the pro forma statements of operations and as if they had occurred on September 30, 1997 for the pro forma balance sheet.

    The unaudited pro forma consolidated financial information is not necessarily indicative of how the Registrant's balance sheet and results of operations would have been presented had the Offering and the Acquisition actually been consummated at the assumed dates, nor is it necessarily indicative of presentation of the Registrant's balance sheet and results of operations for any future period.

    The pro forma adjustments are based upon available information. These adjustments are directly attributable to the Offering and the Acquisition and are expected to have a continuing impact on the Registrant's business, results of operations and financial position. The Acquisition will be accounted for using the purchase method of accounting, pursuant to which the total purchase cost of the Acquisition will be allocated to the tangible and intangible assets and liabilities acquired based upon their estimated fair values. The final allocation of the purchase price will be based upon the fair market valuation of the acquired assets and the assumed liabilities; however, such allocation is not expected to differ materially from the preliminary allocation.

                                       (i)

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE)

                                                                         YEAR ENDED
                                                                         OCTOBER 2,
                                                          YEAR ENDED        1996                    PRO FORMA
                                                         DECEMBER 31,    (PRESSURE                 YEAR ENDED
                                                             1996        SENSITIVE    PRO FORMA   DECEMBER 31,
                                                         (REGISTRANT)    BUSINESS)   ADJUSTMENTS      1996
                                                         ------------   ----------   -----------  ------------
Net sales..............................................    $246,536      $68,655     $    --        $315,191
Cost of sales..........................................     213,942       61,744      (1,190)(2)     275,871
                                                                                       1,375 (3)
                                                           --------      -------     -------        --------
Gross profit...........................................      32,594        6,911        (185)         39,320
Selling, general and administrative....................      22,372        3,159      (1,415)(4)      24,602
                                                                                         486 (5)
                                                           --------      -------     -------        --------
Income from operations.................................      10,222        3,752         744          14,718
Interest expense.......................................       9,872           --       2,109 (6)      11,981
Other income (expense).................................        (713)          --          --            (713)
Income tax provision (benefit).........................         (37)       1,538        (560)(7)         941
Minority interest......................................        (299)          --          --            (299)
                                                           --------      -------     -------        --------
Income (loss) before extraordinary charge..............        (625)       2,214        (805)            784
Preferred stock dividend...............................          --           --       2,115 (8)       2,115
                                                           --------      -------     -------        --------
Income (loss) before extraordinary charge attributable
  to common shareholders...............................    $   (625)     $ 2,214     $(2,920)       $ (1,331)
                                                           --------      -------     -------        --------
                                                           --------      -------     -------        --------
Income (loss) before extraordinary charge per share of
  common stock.........................................    $  (0.11)                                $  (0.22)
Weighted average shares and common stock equivalents
  outstanding..........................................       5,931                                    5,931

Other Data:
  EBITDA...............................................    $ 16,334      $ 4,115     $ 2,605        $ 23,054
  Depreciation and amortization........................       6,112          363       1,861           8,336
  Capital expenditures.................................       8,979          353          --           9,332

                            See accompanying notes.

                                       (ii)

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE)

                                                                TWELVE MONTHS ENDED SEPTEMBER 30, 1997
                                                          -------------------------------------------------
                                                                       PRESSURE
                                                                       SENSITIVE    PRO FORMA
                                                          REGISTRANT   BUSINESS    ADJUSTMENTS   PRO FORMA
                                                          ----------   ---------   -----------  -----------
Net sales...............................................   $234,933     $62,080    $    --      $297,013
Cost of sales...........................................    203,339      53,222     (1,012)(2)   256,908
                                                                                     1,359 (3)
                                                           --------     -------    -------      --------
Gross profit............................................     31,594       8,858       (347)       40,105
Selling, general and administrative.....................     22,194       3,015     (1,150)(4)    24,545
                                                                                       486 (5)
                                                           --------     -------    -------      --------
Income from operations..................................      9,400       5,843        317        15,560
Interest expense........................................     12,567          --      2,109 (6)    14,676
Other income (expense)..................................       (390)         --         --          (390)
Income tax provision (benefit)..........................     (1,155)      2,396       (735)(7)       506
                                                           --------     -------    -------      --------
Income (loss) before extraordinary charge...............     (2,402)      3,447     (1,057)          (12)
Preferred stock dividend................................         --          --      2,115 (8)     2,115
                                                           --------     -------    -------      --------
Income (loss) before extraordinary charge attributable
  to common shareholders................................   $ (2,402)    $ 3,447    $(3,172)     $ (2,127)
                                                           --------     -------    -------      --------
                                                           --------     -------    -------      --------
Income (loss) before extraordinary charge per share of
  common stock..........................................   $  (0.39)                            $  (0.34)
Weighted average shares and common stock equivalents
  outstanding...........................................      6,199                                6,199

Other Data:
  EBITDA................................................   $ 16,249     $ 6,222    $ 2,162      $ 24,633
  Depreciation and amortization.........................      6,849         379      1,845         9,073
  Capital expenditures..................................      7,684          97         --         7,781

                            See accompanying notes.

                                      (iii)

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                    (DOLLARS IN THOUSANDS, EXCEPT PER SHARE)

                                                            NINE MONTHS ENDED SEPTEMBER 30, 1997
                                                       -----------------------------------------------
                                                                    PRESSURE
                                                                    SENSITIVE    PRO FORMA
                                                       REGISTRANT   BUSINESS    ADJUSTMENTS  PRO FORMA
                                                       ----------   ---------   -----------  ---------
Net sales............................................   $172,755     $49,321    $    --      $222,076
Cost of sales........................................    148,560      42,165       (759)(2)   190,986
                                                                                  1,020 (3)
                                                        --------     -------    -------      --------
Gross profit.........................................     24,195       7,156       (261)       31,090
Selling, general and administrative..................     16,465       2,275       (863)(4)    18,242
                                                                                    365 (5)
                                                        --------     -------    -------      --------
Income from operations...............................      7,730       4,881        237        12,848
Interest expense.....................................      9,715          --      1,582 (6)    11,297
Other income (expense)...............................       (104)         --         --          (104)
Income tax provision (benefit).......................       (665)      2,002       (551)(7)       786
                                                        --------     -------    -------      --------
Income (loss) before extraordinary charge............     (1,424)      2,879       (794)          661
Preferred stock dividend.............................         --          --      1,586 (8)     1,586
                                                        --------     -------    -------      --------
Income (loss) before extraordinary charge
  attributable to common shareholders................   $ (1,424)    $ 2,879    $(2,380)     $   (925)
                                                        --------     -------    -------      --------
                                                        --------     -------    -------      --------
Income (loss) before extraordinary charge per share
  of common stock....................................   $  (0.23)                            $  (0.15)
Weighted average shares and common stock equivalent
  outstanding........................................      6,211                                6,211

Other Data:
  EBITDA.............................................   $ 12,808     $ 5,165    $ 1,622      $ 19,595
  Depreciation and amortization......................      5,078         284      1,385         6,747
  Capital expenditures...............................      5,965          73         --         6,038

                            See accompanying notes.

                                      (iv)

                       UNAUDITED PRO FORMA BALANCE SHEET

                             (DOLLARS IN THOUSANDS)

                                                                        SEPTEMBER 30, 1997
                                                        -------------------------------------------------
                                                                     PRESSURE
                                                                     SENSITIVE     PRO FORMA
                                                        REGISTRANT   BUSINESS     ADJUSTMENTS   PRO FORMA
                                                        ----------   ---------    -----------   ---------
                                                      ASSETS
Current assets:
  Cash and cash equivalents............................  $  6,584     $    --     $     --      $  6,584
  Accounts receivable, net.............................    26,085       1,262        4,705 (9)    32,052
  Inventories, net.....................................    31,551       9,709         (273)(10)   40,987
  Prepaid expenses and other...........................     2,278          95           --         2,373
  Deferred income taxes................................     1,590         339         (339)(11)    1,590
                                                         --------      ------     --------      --------
    Total current assets...............................    68,088      11,405        4,093        83,586
Property plant and equipment, net......................    59,074       2,045       17,955 (12)   79,074
Goodwill, net..........................................    24,250       1,755       18,837 (1)    44,842
Other assets...........................................     6,308       1,722       (1,322)(12)    6,708
                                                         --------      ------     --------      --------
    Total assets.......................................  $157,720     $16,927     $ 39,563      $214,210
                                                         --------      ------     --------      --------
                                                         --------      ------     --------      --------

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable.....................................  $ 13,092     $ 1,555     $ (1,514)(11) $ 13,133
  Accrued liabilities..................................     6,093         833          872 (13)    7,798
  Current portion of long term debt....................       831          --           --           831
  Working capital revolver.............................       333          --       28,870 (15)   29,203
  Other current liabilities............................     5,829       1,091           --         6,920
                                                         --------      ------     --------      --------
    Total current liabilities..........................    26,178       3,479       28,228        57,885
Long term debt, less current portion...................   115,117          --           --       115,117
Other noncurrent liabilities...........................        --       2,553       (1,395)(11)    1,158
Deferred income taxes..................................     5,911         740         (740)(11)    5,911
Preferred Stock........................................        --          --       23,625 (14)   23,625

Stockholders' equity:
  Common Stock and Class A Common Stock................     3,124          --           --         3,124
  Additional paid in capital...........................    11,333      10,155      (10,155)(16)   11,333
  Retained earnings (deficit)..........................    (3,551)         --           --        (3,551)
  Minimum pension liability............................      (280)         --           --          (280)
  Less: Common Stock and Class A Common Stock in
    treasury...........................................      (112)         --           --          (112)
                                                         --------      ------     --------      --------
Total stockholders' equity.............................    10,514      10,155      (10,155)       10,514
                                                         --------      ------     --------      --------
    Total liabilities and stockholders' equity.........  $157,720     $16,927     $ 39,563      $214,210
                                                         --------      ------     --------      --------
                                                         --------      ------     --------      --------

                            See accompanying notes.

                                       (v)

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

                               SEPTEMBER 30, 1997

 (1) The Acquisition is to be accounted for as a purchase combination. The purchase price, including acquisition costs, is estimated to be $53.1 million and has been allocated as follows (in thousands):

     Tangible assets purchased...................................  $  35,498
     Liabilities assumed.........................................      2,995
     Purchase price in excess of net tangible assets (goodwill)..     20,592

 (2) Represents the elimination of maintenance, material handling, and security costs previously allocated by the Seller, which the Pressure Sensitive Business will not be subject to under the Site Separation and Service Agreement to be entered into by the Registrant and the Seller in connection with the Acquisition, as only the direct charges for such services will be charged under this agreement.

 (3) Represents incremental depreciation expense related to acquired property, plant and equipment.

 (4) Represents the elimination of corporate overhead previously allocated by the Seller. The services included executive, legal, accounting, purchasing and other corporate overhead functions which will be provided by the Registrant under its current corporate structure.

 (5) Represents amortization of goodwill from the Acquisition. Amortization period of goodwill is thirty years.

 (6) Interest expense on the Registrant's borrowings under its revolving credit facility with BT Commercial Corporation (the "Revolving Credit Facility") in connection with the Acquisition and amortization of deferred financing costs associated the amendment to the Revolving
     Credit Facility. Interest is calculated based on an assumed rate of 8.5%. A 1% change in the interest rate would change interest expense on the Acquisition borrowings approximately $289 annually.

 (7) Represents income tax impact on purchase accounting adjustments based on statutory federal and state tax rates.

 (8) Represents accrued dividends at an assumed 8% annual rate on the Preferred Stock and the periodic accretion of the difference between redemption value and the carrying value of the Preferred Stock.

 (9) Represents off balance sheet Pressure Sensitive Business receivables previously sold, to an affiliate of the Seller under a receivable sales agreement. In connection with the Acquisition, the agreement will be terminated.

(10) Inventory valuation adjustment to reflect finished goods at estimated selling price, less costs of disposal and reasonable profit allowance.

(11) Adjustment reflects assets and liabilities retained by the Seller.

(12) Adjustment to property, plant and equipment, and other assets based on the Registrant's preliminary estimate of fair market value.

(13) Represents accrual of estimated Acquisition related costs and expenses.

(14) Represents the issuance of 1,000,000 shares of Preferred Stock at $25.00 per share pursuant to the Offering, net of estimated issuance costs.

(15) Represents borrowings under the Revolving Credit Facility in connection with the Acquisition and deferred financing costs associated with the amendment to increase available credit under the Revolving Credit Facility to an aggregate $60 million.

(16) Elimination of Pressure Sensitive Business equity.

                                       (vi)